PFM MULTI-MANAGER SERIES TRUST

 (the “Trust”)

Supplement dated January 24, 2020

to the Trust’s Prospectus and Statement of Additional Information

each dated January 28, 2019, as supplemented April 16, 2019

This supplement provides new and additional information to the prospectus and statement of additional information, each dated January 28, 2019, as supplemented April 16, 2019. You can find the prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager International Equity Fund, online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

On September 19, 2019, the Board of Trustees of the Trust approved a subadvisory agreement for the PFM Multi-Manager International Equity Fund (the “International Equity Fund”) with a new sub-adviser, Schroder Investment Management North America, Inc. (“Schroders”), which became effective as of November 25, 2019 (the “Schroders Agreement”), as well as a sub-subadvisory agreement among PFM Asset Management LLC, Schroders and Schroder Investment Management North America Limited (“Schroders Limited”) pursuant to which Schroders Limited will provide certain advisory services to Schroders (the “Schroders Limited Agreement” and collectively with the Schroders Agreement, the “Agreements”). Schroders and Schroders Limited are collectively referred to as “Schroders”.

The following information is added to the list of sub-advisers for the PFM Multi-Manager International Equity Fund under the heading “Sub-Advisers” on page 18 of the prospectus:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Schroder Investment Management North America Inc. (together with Schroders plc and its affiliates, “Schroders”)	Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders	2019
	Robert Davy, Portfolio Manager	2019
	James Gotto, Portfolio Manager	2019
	Waj Hashmi, CFA, Portfolio Manager	2019
	Nicholas Field, Portfolio Manager	2019

The following information is added to the chart in the Management section under the heading “Sub-Advisers” on page 42 of the prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
PFM Multi-Manager International Equity Fund	Schroder Investment Management North America Inc. 1 London Wall Place, London EC2Y 5AU	Schroder Global Emerging Markets (GEM) Core Equity	2019

The following information is added to the Portfolio Managers section beginning on page 43 of the prospectus:

Schroder Investment Management North America Inc. / Schroder Investment Management North America Limited (“Schroders”)

Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2019. Mr. Wilson has spent his entire investment career at Schroders, joining the firm in 2001 and becoming Head of Emerging Market Equities in 2016. He is a graduate in History from Newcastle University and a CFA Charterholder.

Robert Davy, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Davy joined Schroders in 1986, after spending three years with Peat Marwick, where he qualified as an accountant. He is a graduate in History from Cambridge University and a qualified chartered accountant (ACA).

James Gotto, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Gotto has spent his entire investment career at Schroders, joining the firm in 1991. He is a graduate in Classics from Oxford University.

Waj Hashmi, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Hashmi joined Schroders as an Emerging Markets Fund Manager in 2005 from WestLB Asset Management, where he worked from 1998. Prior to that, he worked at LGT Asset Management from 1997 after qualifying as an accountant with Arthur Anderson. He is a graduate in Physics from Oxford University, a qualified chartered accountant (ACA) and CFA Charterholder.

Nicholas Field, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr Field joined Schroders as an Emerging Markets Strategist in 2006 from WestLB Asset Management, where he worked from 1999. Prior to that, he worked at Dresdner RCM Global Investors from 1996. His investment career started in 1991 upon joining HM Treasury. He is a graduate in Mathematics from Cambridge University and holds a Masters in Finance from London Business School.

The following information is added to the Investment Sub-Advisers section beginning on page 58 of the statement of additional information:

Fund	Sub-Advisers
PFM Multi-Manager International Equity Fund	Schroder Investment Management North America, Inc./ Schroder Investment Management North America Limited

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Schroders, which is located at 1 London Wall Place, London EC2Y 5AU, serves as sub-adviser to the Fund. Schroders Limited, an affiliate of Schroders, serves as sub-subadviser to the Fund. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited. Both Schroder Administration Ltd and Schroders Limited are wholly owned subsidiaries of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business had under management assets of approximately $555.5 billion as of September 30, 2019.

The following information is added to the Additional Portfolio Manager Information section beginning on page 61 of the statement of additional information:

Schroder Investment Management North America Inc./ Schroder Investment Management North America Limited (International Equity Fund)

	Registered Investment		Other Pooled

	Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tom Wilson	3	$3,775	18	$14,083	28	$18,239
Waj Hashmi	1	$3,703	11	$10,007	28	$18,239
James Gotto	2	$3,705	9	$8,850	28	$18,239
Robert Davy	1	$3,703	9	$8,767	28	$18,384
Nicholas Field	1	$3,703	9	$10,275	28	$18,384

The following information is added to the Material Conflicts of Interest section beginning on page 64 of the statement of additional information:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC./SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Sub-Adviser to the International Equity Fund

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The following information is added to the Portfolio Manager Compensation Structure and Methods section beginning on page 78 of the statement of additional information:

Schroder Investment Management North America Inc. / Schroder Investment Management North America Limited

Schroders’ fund managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, welfare and other benefits available to all of our employees. Certain fund managers may also receive awards under a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. We review base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio of the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders. Over recent years, Schroders has increased the level of deferred awards, and as a consequence these employees have increased alignment with clients and shareholders and an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

The following information is added to the Disclosure of Securities Ownership section beginning on page 83 of the statement of additional information:

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Tom Wilson (Schroders)	PFM Multi-Manager International Equity Fund	None
Waj Hashmi (Schroders)	PFM Multi-Manager International Equity Fund	None
Robert Davy (Schroders)	PFM Multi-Manager International Equity Fund	None
James Gotto (Schroders)	PFM Multi-Manager International Equity Fund	None
Nicholas Fields (Schroders)	PFM Multi-Manager International Equity Fund	None

The following information is added to Appendix B:

Schroder Investment Management North America Inc./Schroder Investment Management North America Limited

Proxy Voting Policies

Voting: Coverage

We recognise our responsibility to make considered use of voting rights.

The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.

We normally hope to support company management; however, we will withhold support or oppose management if we believe that it is in the best interests of our clients to do so.

We vote on a variety of resolutions issues; however the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganisations and mergers. We do vote on both shareholder and management resolutions.

Our Corporate Governance specialists assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.

Our own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context.

The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long term interest of their client.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.

Voting: Operational

As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote. An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately.

We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.

Voting: Client Choice/Delegating Authority

Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders. Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.

We welcome a dialogue with our clients on voting policy and its application.

Disclosure

We believe transparency is an important feature of effective Stewardship.

We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.

On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes.

As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.

All of these reports above are available on our website: http://www.schroders.com/ sustainability. Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.

Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales.

Please keep this supplement with your prospectus and statement of additional information for future reference.